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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12



                                   BARRA, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
              ________________________________________________________________
       (2)    Aggregate number of securities to which transaction applies:
              ________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
              ________________________________________________________________
       (4)    Proposed maximum aggregate value of transaction:
              ________________________________________________________________
       (5)    Total fee paid:
              ________________________________________________________________

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
              ________________________________________________________________
       (2)    Form, Schedule or Registration Statement No.:
              ________________________________________________________________
       (3)    Filing Party:
              ________________________________________________________________
       (4)    Date Filed:
              ________________________________________________________________

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                                   BARRA, INC.
                               2100 MILVIA STREET
                               BERKELEY, CA 94704

                                   SUPPLEMENT
                               DATED JULY 17, 2000
                             TO THE PROXY STATEMENT
                               DATED JUNE 28, 2000
                                     FOR THE
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                    -----------------------------------------

Please note that certain statements in the BARRA, Inc. Proxy Statement dated June 28, 2000 indicate that 100,000 shares are currently reserved for issuance under the BARRA, Inc. Directors Plan so that, upon approval of Proposal No. 4 (which seeks a 100,000 share increase of the reserved amount), 200,000 shares will be reserved for issuance. These statements are located in the Notice of Annual Meeting of Stockholders, page 20 of the Proxy Statement and page 3 of the revised BARRA, Inc. Directors Plan (the "Directors Plan") attached as Exhibit B to the Proxy Statement.

In fact, 150,000 shares are currently reserved for issuance under the Directors Plan. The information in the Proxy Statement did not take into account a 3-for-2 stock split of BARRA, Inc.'s Common Stock made payable on October 13, 1997 to shareholders of record as of September 22, 1997. Accordingly, approval of Proposal No. 4 will result in 250,000 shares being reserved for issuance under the Directors Plan.

All voting with respect to Proposal No. 4 on proxy cards submitted by our stockholders for the 2000 Annual Meeting of Stockholders will be deemed to apply to the proposal as modified by this Supplement, whether or not such proxy cards were returned to BARRA, Inc. before the date of this Supplement. However, as previously indicated, stockholders may revoke their proxy any time before it is exercised by (1) delivering written notice of revocation to the Secretary of BARRA, Inc., (2) timely delivery of a valid, later-dated proxy card or (3) attending the Annual Meeting and voting in person. For the convenience of those stockholders who have submitted their proxy cards prior to receiving this Supplement and now wish to revoke their earlier proxy under the method described in (2) above, enclosed please find a new proxy card for that purpose.

For the Board of Directors

/s/ Andrew Rudd
Andrew Rudd
Chairman of the Board of Directors

Berkeley, California
July 17, 2000


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PROXY

                                  BARRA, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 3, 2000

    The undersigned, revoking all prior proxies, hereby appoints Andrew Rudd,
M. Blair Hull and Norman J. Laboe, or any of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote all of the shares of Common Stock of BARRA, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held at 2100 Milvia Street, Berkeley, CA 94704, on Thursday, August 3, 2000 at 2:00 p.m., local time, and at any adjournments and postponements, with all the powers the undersigned would possess if personally present, upon matters noted below. The shares represented by this Proxy shall be voted as follows:

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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                                                            Please mark
                                                            your votes as
                                                            indicated in
                                                            this example  /X/



                                                  FOR all     WITHHOLD for all
                                                 nominees         nominees
1. To elect as Directors of BARRA, Inc. the         / /              / /
   nominees listed below:

   A. George Battle, John F. Casey, Kamal Duggirala, M. Blair Hull, Norman J. Laboe, Clyde W. Ostler, Andrew Rudd

  (MARK NO BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) WITHHELD IN THE SPACE PROVIDED BELOW.)

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                                                     FOR    AGAINST    ABSTAIN
2. Approval of an amendment to the                   / /      / /         / /
   Company's Bylaws to change the size of
   the range of the Board of Directors from four (4) to seven (7) to five (5) to nine (9).

                                                     FOR    AGAINST    ABSTAIN
3. Approval of the adoption of the 2000 Equity       / /      / /         / /
   Participation Plan of BARRA, Inc.

                                                     FOR    AGAINST    ABSTAIN
4. Approval of an amendment to BARRA, Inc.           / /      / /         / /
   Directors Option Plan to authorize the
   issuance of an additional 100,000 shares thereunder.

                                                     FOR    AGAINST    ABSTAIN
5. Ratification of appointment of Deloitte &         / /      / /         / /
   Touche LLP as Independent accountants for the fiscal year ending March 31, 2001.


PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please sign your name exactly as it appears to the left. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.


Signature(s) ________________________________   Dated: __________________, 2000


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